                               SECURITY AGREEMENT

          SECURITY AGREEMENT, (together with all amendments, if any, from time to time hereto, this "Security Agreement") dated as of July 2, 2002 by and among EACH OF THE GRANTORS SIGNATORY HERETO AND EACH ADDITIONAL PARTY THAT BECOMES A GRANTOR HERETO PURSUANT TO SECTION 26 HEREOF (together with their respective successors and assigns, collectively "Grantors" and each individually, a "Grantor"), and GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation, in its capacity as Agent ("Agent") for the benefit of itself and the Lenders from time to time party to the Credit Agreement described below.

                              W I T N E S S E T H:

          WHEREAS, pursuant to that certain Credit Agreement, dated as of the date hereof, by and among Coyne International Enterprises Corp., a New York corporation ("Coyne") and Blue Ridge Textile Manufacturing Inc., a Georgia corporation ("Blue Ridge") (Coyne and Blue Ridge are sometimes collectively referred to herein as the "Borrowers" and individually as a "Borrower"); the other Credit Parties signatory thereto; General Electric Capital Corporation, for itself, as Lender, and as Agent for Lenders, and the other Lenders signatory thereto from time to time (including all annexes, exhibits and schedules thereto, as from time to time amended, restated, supplemented or otherwise modified, the "Credit Agreement"), Lenders have agreed to make the Loans and to incur Letter of Credit Obligations on behalf of the Grantors;

          WHEREAS, Grantors directly or indirectly benefit from the credit facilities made available to Borrowers, under the Credit Agreement, in order to induce Agent and Lenders to enter into the Credit Agreement and other Loan Documents and to induce Lenders to make the Loans and to incur Letter of Credit Obligations as provided for in the Credit Agreement, Grantors have agreed to grant a continuing Lien on the Collateral to secure all of the Obligations;

          NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

          1.  DEFINED TERMS.

          (a) All capitalized terms used but not otherwise defined herein have the meanings given to them in the Credit Agreement or in Annex A thereto. All other terms contained in this Security Agreement, unless the context indicates otherwise, have the meanings provided for by the Code to the extent the same are used or defined therein.

          (b) "Uniform Commercial Code jurisdiction" means any jurisdiction that has adopted all or substantially all of Article 9 as contained in the 2000 Official Text of the Uniform Commercial Code, as recommended by the National Conference of Commissioners on Uniform State Laws and the American Law Institute, together with any subsequent amendments or modifications to the Official Text.

          2.   GRANT OF LIEN.

          (a) To secure the prompt and complete payment, performance and observance of all of the Obligations (and with respect to each Grantor who is a Borrower, specifically including, without limitation, such Grantor's Obligations arising under the cross guaranty provisions of Section 12 of the Credit Agreement), each Grantor hereby grants, assigns, conveys, mortgages, pledges, hypothecates and transfers to Agent, (i) for itself and the benefit of holders of A Obligations, a continuing first priority security interest in and Lien upon all of its right, title and interest in, to and under all personal property and other assets and (ii) for the benefit of the holders of B Obligations, a continuing second priority security interest in and lien upon all its right, title and interest in the following in each case, whether presenting existing or hereafter acquired by or arising in favor of such Grantor (including under any trade names, styles or derivations thereof), and whether owned or consigned by or to, or leased from or to, such Grantor, and regardless of where located (all of which being hereinafter collectively referred to as the "Collateral"), including:

               (i)    all Accounts;

               (ii)   all Chattel Paper;

               (iii)  all Documents;

               (iv) all General Intangibles (including payment intangibles and Software);

               (v)    all Goods (including Inventory, Equipment and Fixtures);

               (vi)   all Instruments;

               (vii)  all Investment Property;

               (viii) all Deposit Accounts, of any Grantor, including all Blocked Accounts, Concentration Accounts, Disbursement Accounts, and all other bank accounts and all deposits therein;

               (ix)   all money, cash or cash equivalents of any Grantor;

               (x) all Supporting Obligations and Letter of Credit Rights of any Grantor;

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               (xi)   the following commercial tort claims set forth on Schedule
A attached hereto; and

               (xii) to the extent not otherwise included, all Proceeds, tort claims, insurance claims and other rights to payments not otherwise included in the foregoing and products of the foregoing and all accessions to, substitutions and replacements for, and rents and profits of, each of the foregoing.

          (b) In addition, to secure the prompt and complete payment, performance and observance of the Obligations and in order to induce Agent and Lenders as aforesaid, each Grantor hereby grants to Agent, for itself and the benefit of Lenders, a right of setoff, against the property of such Grantor held by Agent or any Lender, consisting of property described above in Section 2(a) now or hereafter in the possession or custody of or in transit to Agent or any Lender, for any purpose, including safekeeping, collection or pledge, for the account of such Grantor, or as to which such Grantor may have any right or power.

          3. AGENT'S AND LENDERS' RIGHTS: LIMITATIONS ON AGENT'S AND LENDERS' OBLIGATIONS.

          (a) It is expressly agreed by Grantors that, anything herein to the contrary notwithstanding, each Grantor shall remain liable under each of its Contracts and each of its Licenses to observe and perform all the conditions and obligations to be observed and performed by it thereunder. Neither Agent nor any Lender shall have any obligation or liability under any Contract or License by reason of or arising out of this Security Agreement or the granting herein of a Lien thereon or the receipt by Agent or any Lender of any payment relating to any Contract or License pursuant hereto. Neither Agent nor any Lender shall be required or obligated in any manner to perform or fulfill any of the obligations of any Grantor under or pursuant to any Contract or License, or to make any payment, or to make any inquiry as to the nature or the sufficiency of any payment received by it or the sufficiency of any performance by any party under any Contract or License, or to present or file any claims, or to take any action to collect or enforce any performance or the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

          (b) Agent may at any time after an Event of Default has occurred and be continuing (or if any rights of set-off (other than set-offs against an Account arising under the Contract giving rise to the same Account) or contra accounts may be asserted with respect to the following), without prior notice to any Grantor, notify Account Debtors and other Persons obligated on the Collateral that Agent has a security interest therein, and that payments shall be made directly to Agent. Upon the request of Agent, each Grantor shall so notify Account Debtors and other Persons obligated on Collateral. Once any such notice has been given to any Account Debtor or other Person obligated on the Collateral, the affected Grantor shall not give any contrary instructions to such Account Debtor or other Person without Agent's prior written consent.

          (c) Agent may at any time in Agent's own name, in the name of a nominee of Agent or in the name of any Grantor communicate (by mail, telephone, facsimile or otherwise) with Account Debtors, parties to Contracts and obligors in respect of Instruments to verify with such Persons, to Agent's satisfaction, the existence, amount and terms of, and any other matter relating to, Accounts, payment intangibles, Instruments or Chattel Paper. If a Default or Event of Default shall have occurred and be continuing, each Grantor, at its own expense, shall cause the independent certified public accountants then engaged by such Grantor to prepare and deliver to Agent and each Lender at any time and from time to time promptly upon Agent's request the following reports with respect to each Grantor: (i) a reconciliation of all Accounts; (ii) an aging of all Accounts; (iii) trial balances; and (iv) a test verification of such Accounts as Agent may request. Each Grantor, at its own expense, shall deliver to Agent the results of each physical verification, if any, which such Grantor may in its discretion have made, or caused any other Person to have made on its behalf, of all or any portion of its Inventory.

          4. REPRESENTATIONS AND WARRANTIES. Each Grantor represents and warrants that:

          (a) Each Grantor has rights in and the power to transfer each item of the Collateral upon which it purports to grant a Lien hereunder free and clear of any and all Liens other than Permitted Encumbrances.

          (b) No effective security agreement, financing statement, equivalent security or Lien instrument or continuation statement covering all or any part of the Collateral is on file or of record in any public office, except such as may have been filed (i) by any Grantor in favor of Agent pursuant to this Security Agreement or the other Loan Documents, and (ii) in connection with any other Permitted Encumbrances.

          (c) This Security Agreement is effective to create a valid and continuing Lien on and, upon the filing of the appropriate financing statements at the locations listed on Schedule I hereto, a perfected Lien in favor of Agent, for itself and the benefit of Lenders, on the Collateral with respect to which a Lien may be perfected by filing pursuant to the Code. Such Lien is prior to all other Liens, except Permitted Encumbrances that would be prior to Liens in favor of Agent for the benefit of Agent and Lenders as a matter of law, and is enforceable as such as against any and all creditors of and purchasers from any Grantor (other than purchasers and lessees of Inventory in the ordinary course of business) and non-exclusive licensees of General Intangibles in the ordinary course of business. All action by any Grantor necessary or desirable to protect and perfect such Lien on each item of the Collateral has been duly taken.

          (d) Schedule II hereto lists all Instruments, Letter of Credit Rights and Chattel Paper of each Grantor. All action by any Grantor necessary or desirable to protect and perfect the Lien of Agent on each item set forth on
Schedule II (including the delivery of all originals thereof to Agent and the legending of all Chattel Paper as required by Section 5(b) hereof) has been duly taken. The Lien of Agent, for the benefit of Agent and Lenders, on the Collateral listed on Schedule II hereto is prior to all other Liens, except Permitted Encumbrances that would be prior to the Liens in favor of Agent as a matter of law, and is enforceable as such against any and all creditors of and purchasers from any Grantor.

          (e) Each Grantor's name as it appears in official filings in the state of its incorporation or other organization, the type of entity of each Grantor (including corporation, partnership, limited partnership or limited liability company), organizational identification number issued by each Grantor's state of incorporation or organization or a statement that no such number has been issued, each Grantor's state of organization or incorporation, the location of each Grantor's chief executive office, principal place of business, offices, all warehouses and premises where Collateral is stored or located, and the locations of all of its books and records concerning the Collateral are set forth on Schedule III, hereto. Each Grantor has only one state of incorporation or organization.

          (f) With respect to the Accounts, except as specifically disclosed in the most recent Collateral Report delivered to Agent (i) they represent bona fide sales of Inventory or rendering of services to Account Debtors in the ordinary course of each Grantor's business and are not evidenced by a judgment, Instrument or Chattel Paper; (ii) there are no setoffs, claims or disputes existing or asserted with respect thereto and no Grantor has made any agreement with any Account Debtor for any extension of time for the payment thereof, any compromise or settlement for less than the full amount thereof, any release of any Account Debtor from liability therefor, or any deduction therefrom except a discount or allowance allowed by such Grantor in the ordinary course of its business for prompt payment, provided that Grantor has provided Agent with notice of such discounts or allowances allowed as part of the ordinary course of such Grantor's business; (iii) to each Grantor's knowledge, there are no facts, events or occurrences which in any way impair the validity or enforceability thereof or could reasonably be expected to reduce the amount payable thereunder as shown on any Grantor's books and records and any invoices, statements and Collateral Reports delivered to Agent and Lenders with respect thereto; (iv) no Grantor has received any notice of proceedings or actions which are threatened or pending against any Account Debtor which might result in any adverse change in such Account Debtor's financial condition; and (v) no Grantor has knowledge that any Account Debtor is unable generally to pay its debts as they become due. Further with respect to the Accounts (x) the amounts shown on all invoices, statements and Collateral Reports which may be delivered to the Agent with respect thereto are actually and absolutely owing to such Grantor as indicated thereon and are not in any way contingent; (y) no payments have been or shall be made thereon except payments immediately delivered to the applicable Blocked Accounts or the Agent as required pursuant to the terms of Annex C to the Credit Agreement; and (z) to each Grantor's knowledge, all Account Debtors have the capacity to contract.

          (g) With respect to any Inventory scheduled or listed on the most recent Collateral Report delivered to Agent pursuant to the terms of this Security

Agreement or the Credit Agreement, (i) such Inventory is located at one of the applicable Grantor's locations set forth on Schedule III hereto, (ii) no Inventory is now, or shall at any time or times hereafter be stored at any other location without Agent's prior consent, and if Agent gives such consent, each applicable Grantor will concurrently therewith obtain, to the extent required by the Credit Agreement, bailee, landlord and mortgagee agreements, (iii) the applicable Grantor has good, indefeasible and merchantable title to such Inventory and such Inventory is not subject to any Lien or security interest or document whatsoever except for the Lien granted to Agent, for the benefit of Agent and Lenders, and except for Permitted Encumbrances, (iv) except as specifically disclosed in the most recent Collateral Report delivered to Agent, such Inventory is Eligible Inventory of good and merchantable quality, free from any defects, (v) such Inventory is not subject to any licensing, patent, royalty, trademark, trade name or copyright agreements with any third parties which would require any consent of any third party upon sale or disposition of that Inventory or the payment of any monies to any third party upon such sale or other disposition, and (vi) the completion of manufacture, sale or other disposition of such Inventory by Agent following an Event of Default shall not require the consent of any Person and shall not constitute a breach or default under any contract or agreement to which any Grantor is a party or to which such property is subject.

          (h) No Grantor has any interest in, or title to, any Patent, Trademark or Copyright except as set forth in Schedule IV hereto. This Security Agreement is effective to create a valid and continuing Lien on and, upon filing of the Intellectual Property Security Agreement with the United States Copyright Office and the United States Patent and Trademark Office and the filing of appropriate financing statements at the locations listed on Schedule I hereto, perfected Liens in favor of Agent on each Grantor's Patents, Trademarks and Copyrights and such perfected Liens are enforceable as such as against any and all creditors of and purchasers from any Grantor. Upon filing of the Intellectual Property Security Agreement with the United States Copyright Office and the United State Patent and Trademark Office and the filing of appropriate financing statements in the locations listed on Schedule I hereto, all action necessary or desirable to protect and perfect Agent's Lien on each Grantor's Patents, Trademarks or Copyrights shall have been duly taken.

          (i) All motor vehicles owned by each Grantor are listed on Schedule V hereto, by model, model year and vehicle identification number ("VIN"). Each Grantor shall deliver to Agent motor vehicle title certificates for all motor vehicles from time to time owned by it and shall cause those title certificates to be filed (with Agent's lien noted thereon) in the appropriate state motor vehicle filing office.

          5. COVENANTS. Each Grantor jointly and severally covenants and agrees with Agent, for the benefit of Agent and Lenders, that from and after the date of this Security Agreement and until the Termination Date:

          (a)  Further Assurances: Pledge of Instruments; Chattel Paper.

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

               (i) At any time and from time to time, upon the written request of Agent and at the sole expense of Grantors, each Grantor shall promptly and duly execute and deliver any and all such further instruments and documents and take such further actions as Agent may deem desirable to obtain the full benefits of this Security Agreement and of the rights and powers herein granted, including (A) using its best efforts to secure all consents and approvals necessary or appropriate for the assignment to or for the benefit of Agent of any License or Contract held by such Grantor and to enforce the security interests granted hereunder; and (B) filing any financing or continuation statements under the Code with respect to the Liens granted hereunder or under any other Loan Document as to those jurisdictions that are not Uniform Commercial Code jurisdictions.

               (ii) Unless Agent shall otherwise consent in writing (which consent may be revoked), each Grantor shall deliver to Agent all Collateral consisting of negotiable Documents, certificated securities, Chattel Paper and Instruments (in each case, accompanied by stock powers, allonges or other instruments of transfer executed in blank) promptly after such Credit Party receives the same.

               (iii) Each Grantor shall, in accordance with the terms of and to the extent required by the Credit Agreement, obtain waivers or subordination of Liens from landlords and mortgagees, and each Credit Party shall in all instances obtain signed acknowledgments of Agent's Liens from bailees having possession of any Grantor's Goods that they hold for the benefit of Agent.

               (iv) If required by the terms of the Credit Agreement and not waived by Agent in writing (which waiver may be revoked), each Grantor shall obtain authenticated Control Letters from each issuer of uncertificated securities, securities intermediary, or commodities intermediary issuing or holding any financial assets or commodities to or for any Grantor.

               (v) In accordance with Annex C to the Credit Agreement, each Grantor shall obtain a blocked account, lockbox or similar agreement with each bank or financial institution holding a Deposit Account for such Grantor.

               (vi) Each Grantor that is or becomes the beneficiary of a letter of credit shall promptly, and in any event within two (2) Business Days after becoming a beneficiary, notify Agent thereof and, if Agent so requests, enter into a tri-party agreement with Agent and the issuer and/or confirmation bank with respect to Letter of Credit Rights assigning such Letter of Credit Rights to Agent and directing all payments thereunder to the Collection Account, all in form and substance reasonably satisfactory to Agent.

               (vii) Each Grantor shall take all steps necessary to grant the Agent control of all electronic chattel paper in accordance with the Code and all

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

"transferable records" as defined in each of the Uniform Electronic Transactions Act and the Electronic Signatures in Global and National Commerce Act.

               (viii) Each Grantor hereby irrevocably authorizes the Agent at any time and from time to time to file in any filing office in any Uniform Commercial Code jurisdiction any initial financing statements and amendments thereto that (a) indicate the Collateral (i) as all assets of such Grantor or words of similar effect, regardless of whether any particular asset comprised in the Collateral falls within the scope of Article 9 of the Code or such jurisdiction, or (ii) as being of an equal or lesser scope or with greater detail, and (b) contain any other information required by part 5 of Article 9 of the Code for the sufficiency or filing office acceptance of any financing statement or amendment, including (i) whether such Grantor is an organization, the type of organization and any organization identification number issued to such Grantor, and (ii) in the case of a financing statement filed as a fixture filing or indicating Collateral as as-extracted collateral or timber to be cut, a sufficient description of real property to which the Collateral relates. Each Grantor agrees to furnish any such information to the Agent promptly upon request. Each Grantor also ratifies its authorization for the Agent to have filed in any Uniform Commercial Code jurisdiction any initial financing statements or amendments thereto if filed prior to the date hereof.

               (ix)   Each Grantor shall promptly, and in any event within two
(2) Business Days after the same is acquired by it, notify Agent of any commercial tort claim (as defined in the Code) acquired by it and unless otherwise consented by Agent, such Grantor shall enter into a supplement to this Security Agreement, granting to Agent a Lien in such commercial tort claim.

          (b) Maintenance of Records. Grantors shall keep and maintain, at their own cost and expense, satisfactory and complete records of the Collateral, including a record of any and all payments received and any and all credits granted with respect to the Collateral and all other dealings with the Collateral. Grantors shall mark their books and records pertaining to the Collateral to evidence this Security Agreement and the Liens granted hereby. If any Grantor retains possession of any Chattel Paper or Instruments with Agent's consent, such Chattel Paper and Instruments shall be marked with the following legend: "This writing and the obligations evidenced or secured hereby are subject to the security interest of General Electric Capital Corporation, as Agent, for the benefit of Agent and certain Lenders."

          (c) Covenants Regarding Patent, Trademark and Copyright Collateral. Grantors shall notify Agent immediately if they know or have reason to know that any application or registration relating to any Patent, Trademark or Copyright (now or hereafter existing) may become abandoned or dedicated, or of any adverse determination or development (including the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, the United States

Copyright Office or any court) regarding any Grantor's ownership of any Patent, Trademark, or Copyright, its right to register the same, or to keep and maintain the same.

               (i) In no event shall any Grantor, either itself or through any agent, employee, licensee or designee, file an application for the registration of any Patent, Trademark or Copyright with the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency without giving Agent prior written notice thereof, and, upon request of Agent, Grantor shall execute and deliver any and all Patent Security Agreements, Intellectual Property, Copyright Security Agreements or Trademark Security Agreements as Agent may request to evidence Agent's Lien on such Patent, Trademark or Copyright, and the General Intangibles of such Grantor relating thereto or represented thereby.

               (ii) Grantors shall take all actions necessary or requested by Agent to maintain and pursue each application, to obtain the relevant registration and to maintain the registration of each of the Patents, Trademarks and Copyrights (now or hereafter existing), including the filing of applications for renewal, affidavits of use, affidavits of noncontestability and opposition and interference and cancellation proceedings provided that Grantors may, with the consent of Agent, abandon any application or registration which Grantors deem to be no longer material to the conduct of their business or operations.

               (iii) In the event that any of the Patent, Trademark or Copyright Collateral is infringed upon, or misappropriated or diluted by a third party, such Grantor shall comply with Section 5(a)(ix) of this Security Agreement. Such Grantor shall, unless such Grantor shall reasonably determine that such Patent, Trademark or Copyright Collateral is in no way material to the conduct of its business or operations, promptly sue for infringement, misappropriation or dilution and to recover any and all damages for such infringement, misappropriation or dilution, and shall take such other actions as Agent shall deem appropriate under the circumstances to protect such Patent, Trademark or Copyright Collateral.

          (d) Indemnification. In any suit, proceeding or action brought by Agent or any Lender relating to any Collateral for any sum owing with respect thereto or to enforce any rights or claims with respect thereto, each Grantor will save, indemnify and keep Agent and Lenders harmless from and against all expense (including reasonable attorneys' fees and expenses), loss or damage suffered by reason of any defense, setoff, counterclaim, recoupment or reduction of liability whatsoever of the Account Debtor or other Person obligated on the Collateral, arising out of a breach by any Grantor of any obligation thereunder or arising out of any other agreement, indebtedness or liability at any time owing to, or in favor of, such obligor or its successors from such Grantor, except in the case of Agent or any Lender, to the extent such expense, loss, or damage is attributable solely to the gross negligence or willful misconduct of Agent or such Lender as finally determined by a court of competent jurisdiction. All such Obligations of

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Grantors shall be and remain enforceable against and only against Grantors and shall not be enforceable against Agent or any Lender.

          (e) Compliance with Terms of Accounts, etc. In all material respects, each Grantor will perform and comply with all obligations in respect of the Collateral and all other agreements to which it is a party or by which it is bound relating to the Collateral.

          (f) Limitation on Liens on Collateral. No Grantor will create, permit or suffer to exist, and each Grantor will defend the Collateral against, and take such other action as is necessary to remove, any Lien on the Collateral except Permitted Encumbrances, and will defend the right, title and interest of Agent and Lenders in and to any of such Grantor's rights under the Collateral against the claims and demands of all Persons whomsoever.

          (g) Limitations on Disposition. No Grantor will sell, license, lease, transfer or otherwise dispose of any of the Collateral, or attempt or contract to do so except as permitted by the Credit Agreement.

          (h) Further Identification of Collateral. Grantors will, if so requested by Agent, furnish to Agent, as often as Agent requests, statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as Agent may reasonably request, all in such detail as Agent may specify.

          (i) Notices. Grantors will advise Agent promptly, in reasonable detail, (i) of any Lien (other than Permitted Encumbrances) or claim made or asserted against any of the Collateral, and (ii) of the occurrence of any other event which would have a material adverse effect on the aggregate value of the Collateral or on the Liens created hereunder or under any other Loan Document.

          (j) Good Standing Certificates. Not less frequently than once during each calendar quarter, each Grantor shall, unless Agent shall otherwise consent, provide to Agent a certificate of good standing from its state of incorporation or organization.

          (k) No Reincorporation. Without limiting the prohibitions on mergers involving the Grantors contained in the Credit Agreement, no Grantor shall reincorporate or reorganize itself under the laws of any jurisdiction other than the jurisdiction in which it is incorporated or organized as of the date hereof without the prior written consent of Agent.

          (l) Terminations; Amendments Not Authorized. Each Grantor acknowledges that it is not authorized to file any financing statement or amendment or termination statement with respect to any financing statement without the prior written consent of Agent and agrees that it will not do so without the prior written consent of Agent, subject to such Grantor's rights under Section 9-509(d)(2) of the Code.

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

          (m) Authorized Terminations. Agent will promptly deliver to each Grantor for filing or authorize each Grantor to prepare and file termination statements and releases in accordance with Section 11.2(e) of the Credit Agreement.

          6.   AGENT'S APPOINTMENT AS ATTORNEY-IN-FACT.

          On the Closing Date each Grantor shall execute and deliver to Agent a power of attorney (the "Power of Attorney") substantially in the form attached hereto as Exhibit A. The power of attorney granted pursuant to the Power of Attorney is a power coupled with an interest and shall be irrevocable until the Termination Date. The powers conferred on Agent, for the benefit of Agent and Lenders, under the Power of Attorney are solely to protect Agent's interests (for the benefit of Agent and Lenders) in the Collateral and shall not impose any duty upon Agent or any Lender to exercise any such powers. Agent agrees that
(a) except for the powers granted in clause (h) of the Power of Attorney, it shall not exercise any power or authority granted under the Power of Attorney unless an Event of Default has occurred and is continuing, and (b) Agent shall account for any moneys received by it in respect of any foreclosure on or disposition of Collateral pursuant to the Power of Attorney provided that neither Agent nor any Lender shall have any duty as to any Collateral, and Agent and Lenders shall be accountable only for amounts that they actually receive as a result of the exercise of such powers. NONE OF AGENT, LENDERS OR THEIR RESPECTIVE AFFILIATES, OFFICERS, DIRECTORS, EMPLOYEES, AGENTS OR REPRESENTATIVES SHALL BE RESPONSIBLE TO ANY GRANTOR FOR ANY ACT OR FAILURE TO ACT UNDER ANY POWER OF ATTORNEY OR OTHERWISE, EXCEPT IN RESPECT OF DAMAGES ATTRIBUTABLE SOLELY TO THEIR OWN GROSS NEGLIGENCE OR WILLFUL MISCONDUCT AS FINALLY DETERMINED BY A COURT OF COMPETENT JURISDICTION, NOR FOR ANY PUNITIVE, EXEMPLARY, INDIRECT OR CONSEQUENTIAL DAMAGES.

          7.   REMEDIES: RIGHTS UPON DEFAULT.

          (a) In addition to all other rights and remedies granted to it under this Security Agreement, the Credit Agreement, the other Loan Documents and under any other instrument or agreement securing, evidencing or relating to any of the Obligations, if any Event of Default shall have occurred and be continuing, Agent may exercise all rights and remedies of a secured party under the Code. Without limiting the generality of the foregoing, each Grantor expressly agrees that in any such event Agent, without demand of performance or other demand, advertisement or notice of any kind (except the notice specified below of time and place of public or private sale) to or upon such Grantor or any other Person (all and each of which demands, advertisements and notices are hereby expressly waived to the maximum extent permitted by the Code and other applicable law), may forthwith enter upon the premises of such Grantor where any Collateral is located through self-help, without judicial process, without first obtaining a final judgment or giving such Grantor or any other Person notice and opportunity for a

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

hearing on Agent's claim or action and may collect, receive, assemble, process, appropriate and realize upon the Collateral, or any part thereof, and may forthwith sell, lease, license, assign, give an option or options to purchase, or sell or otherwise dispose of and deliver said Collateral (or contract to do so), or any part thereof, in one or more parcels at a public or private sale or sales, at any exchange at such prices as it may deem acceptable, for cash or on credit or for future delivery without assumption of any credit risk. Agent or any Lender shall have the right upon any such public sale or sales and, to the extent permitted by law, upon any such private sale or sales, to purchase for the benefit of Agent and Lenders, the whole or any part of said Collateral so sold, free of any right or equity of redemption, which equity of redemption each Grantor hereby releases. Such sales may be adjourned and continued from time to time with or without notice. Agent shall have the right to conduct such sales on any Grantor's premises or elsewhere and shall have the right to use any Grantor's premises without charge for such time or times as Agent deems necessary or advisable.

          If any Event of Default shall have occurred and be continued, each Grantor further agrees, at Agent's request, to assemble the Collateral and make it available to Agent at a place or places designated by Agent which are reasonably convenient to Agent and such Grantor, whether at such Grantor's premises or elsewhere. Until Agent is able to effect a sale, lease, or other disposition of Collateral, Agent shall have the right to hold or use Collateral, or any part thereof, to the extent that it deems appropriate for the purpose of preserving Collateral or its value or for any other purpose deemed appropriate by Agent. Agent shall have no obligation to any Grantor to maintain or preserve the rights of such Grantor as against third parties with respect to Collateral while Collateral is in the possession of Agent. Agent may, if it so elects, seek the appointment of a receiver or keeper to take possession of Collateral and to enforce any of Agent's remedies (for the benefit of Agent and Lenders), with respect to such appointment without prior notice or hearing as to such appointment. Agent shall apply the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale to the Obligations as provided in the Credit Agreement, and only after so paying over such net proceeds, and after the payment by Agent of any other amount required by any provision of law, need Agent account for the surplus, if any, to any Grantor. To the maximum extent permitted by applicable law, each Grantor waives all claims, damages, and demands against Agent or any Lender arising out of the repossession, retention or sale of the Collateral except such as arise solely out of the gross negligence or willful misconduct of Agent or such Lender as finally determined by a court of competent jurisdiction. Each Grantor agrees that ten (10) days prior notice by Agent of the time and place of any public sale or of the time after which a private sale may take place is reasonable notification of such matters. Grantors shall remain liable for any deficiency if the proceeds of any sale or disposition of the Collateral are insufficient to pay all Obligations, including any attorneys' fees and other expenses incurred by Agent or any Lender to collect such deficiency.

          (b) Except as otherwise specifically provided herein, each Grantor hereby waives presentment, demand, protest or any notice (to the maximum extent permitted by applicable law) of any kind in connection with this Security Agreement or any Collateral.

          (c) To the extent that applicable law imposes duties on the Agent to exercise remedies in a commercially reasonable manner, each Grantor acknowledges and agrees that it is not commercially unreasonable for the Agent (i) to fail to incur expenses reasonably deemed significant by the Agent to prepare Collateral for disposition or otherwise to complete raw material or work in process into finished goods or other finished products for disposition, (ii) to fail to obtain third party consents for access to Collateral to be disposed of, or to obtain or, if not required by other law, to fail to obtain governmental or third party consents for the collection or disposition of Collateral to be collected or disposed of, (iii) to fail to exercise collection remedies against Account Debtors or other Persons obligated on Collateral or to remove Liens on or any adverse claims against Collateral, (iv) to exercise collection remedies against Account Debtors and other Persons obligated on Collateral directly or through the use of collection agencies and other collection specialists, (v) to advertise dispositions of Collateral through publications or media of general circulation, whether or not the Collateral is of a specialized nature, (vi) to contact other Persons, whether or not in the same business as the Grantor, for expressions of interest in acquiring all or any portion of such Collateral,
(vii) to hire one or more professional auctioneers to assist in the disposition of Collateral, whether or not the Collateral is of a specialized nature, (viii) to dispose of Collateral by utilizing internet sites that provide for the auction of assets of the types included in the Collateral or that have the reasonable capacity of doing so, or that match buyers and sellers of assets,
(ix) to dispose of assets in wholesale rather than retail markets, (x) to disclaim disposition warranties, such as title, possession or quiet enjoyment,
(xi) to purchase insurance or credit enhancements to insure the Agent against risks of loss, collection or disposition of Collateral or to provide to the Agent a guaranteed return from the collection or disposition of Collateral, or
(xii) to the extent deemed appropriate by the Agent, to obtain the services of other brokers, investment bankers, consultants and other professionals to assist the Agent in the collection or disposition of any of the Collateral. Each Grantor acknowledges that the purpose of this Section 7(c) is to provide non-exhaustive indications of what actions or omissions by the Agent would not be commercially unreasonable in the Agent's exercise of remedies against the Collateral and that other actions or omissions by the Agent shall not be deemed commercially unreasonable solely on account of not being indicated in this
Section 7(c). Without limitation upon the foregoing, nothing contained in this
Section 7(c) shall be construed to grant any rights to any Grantor or to impose any duties on Agent that would not have been granted or imposed by this Security Agreement or by applicable law in the absence of this Section 7(c).

          (d) Neither the Agent nor the Lenders shall be required to make any demand upon, or pursue or exhaust any of their rights or remedies against, any Grantor, any other obligor, guarantor, pledgor or any other Person with respect to the payment of the Obligations or to pursue or exhaust any of their rights or remedies with respect to any Collateral therefor or any direct or indirect guarantee thereof. Neither the Agent nor the Lenders shall be required to marshal the Collateral or any guarantee of the Obligations or to resort to the Collateral or any such guarantee in any particular order, and all of its and their rights hereunder or under any other Loan Document shall be cumulative. To the extent it may lawfully do so, each Grantor absolutely and irrevocably waives and relinquishes the benefit and advantage of, and covenants not to assert against the Agent or any Lender, any valuation, stay, appraisement, extension, redemption or similar laws and any and all rights or defenses it may have as a surety now or hereafter existing which, but for this provision, might be applicable to the sale of any Collateral made under the judgment, order or decree of any court, or privately under the power of sale conferred by this Security Agreement, or otherwise.

          8. GRANT OF LICENSE TO USE INTELLECTUAL PROPERTY COLLATERAL. For the purpose of enabling Agent to exercise rights and remedies under Section 7 hereof (including, without limiting the terms of Section 7 hereof, in order to take possession of, hold, preserve, process, assemble, prepare for sale, market for sale, sell or otherwise dispose of Collateral) at such time as Agent shall be lawfully entitled to exercise such rights and remedies, each Grantor hereby grants to Agent, for the benefit of Agent and Lenders, an irrevocable, nonexclusive license (exercisable without payment of royalty or other compensation to such Grantor) to use, for any purpose, license or sublicense any Intellectual Property now owned or hereafter acquired by such Grantor, and wherever the same may be located, and including in such license access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof.

          9. LIMITATION ON AGENT'S AND LENDERS' DUTY IN RESPECT OF COLLATERAL. Agent and each Lender shall use reasonable care with respect to the Collateral in its possession or under its control. Neither Agent nor any Lender shall have any other duty as to any Collateral in its possession or control or in the possession or control of any agent or nominee of Agent or such Lender, or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto.

          10. REINSTATEMENT. This Security Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against any Grantor or any Credit Party for liquidation or reorganization, should any Grantor or any Credit Party become insolvent or make an assignment for the benefit of any creditor or creditors or should a receiver or trustee be appointed for all or any significant part of such Grantor's or such Credit Party's assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Obligations, whether as a

"voidable preference," "fraudulent conveyance," or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

          11. NOTICES. Whenever it is provided herein that any notice, demand, request, consent, approval, declaration or other communication shall or may be given to or served upon any of the parties by any other party, or whenever any of the parties desires to give or serve upon another any such communication with respect to this Security Agreement, each such notice, demand, request, consent, approval, declaration or other communication shall be in writing and shall be addressed to the party to be notified at the address set forth in Annex I to the Credit Agreement (or such other address as may be substituted by notice given in the manner required by Section 11.10 of the Credit Agreement), and given in the manner required by Section 11.10 of the Credit Agreement.

          12. SEVERABILITY. Whenever possible, each provision of this Security Agreement shall be interpreted in a manner as to be effective and valid under applicable law, but if any provision of this Security Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Security Agreement. This Security Agreement is to be read, construed and applied together with the Credit Agreement and the other Loan Documents which, taken together, set forth the complete understanding and agreement of Agent, Lenders and Grantors with respect to the matters referred to herein and therein.

          13. NO WAIVER. Agent's failure, at any time or times, to require strict performance by the Credit Parties of any provision of this Security Agreement shall not waive, affect or diminish any right of Agent thereafter to demand strict compliance and performance herewith or therewith. Subject to the provisions of Section 15 hereto, none of the undertakings, agreements, warranties, covenants and representations of any Grantor contained in this Security Agreement or any of the other Loan Documents and no Default or Event of Default by any Grantor shall be deemed to have been suspended or waived by Agent, unless such waiver or suspension is by an instrument in writing signed by an officer of or other authorized employee of Agent, and directed to Borrowers specifying such suspension or waiver.

          14. CUMULATIVE REMEDIES. Agent's and Lenders' rights and remedies under this Security Agreement shall be cumulative and nonexclusive of any other rights and remedies that Agent or any Lender may have under any other agreement, including the other Loan Documents, by operation of law or otherwise. Recourse to the Collateral shall not be required.

          15. AMENDMENTS. None of the terms or provisions of this Security Agreement may be waived, altered, modified or amended except by an instrument in writing, duly executed by Agent and Grantors.

          16. LIMITATION BY LAW. All rights, remedies and powers provided in this Security Agreement may be exercised only to the extent that the exercise thereof does not violate any applicable provision of law, and all the provisions of this Security Agreement are intended to be subject to all applicable mandatory provisions of law that may be controlling and to be limited to the extent necessary so that they shall not render this Security Agreement invalid, unenforceable, in whole or in part, or not entitled to be recorded, registered or filed under the provisions of any applicable law.

          17. TERMINATION OF THIS SECURITY AGREEMENT. Subject to Section 10 hereof, this Security Agreement shall terminate upon the Termination Date.

          18. SUCCESSORS AND ASSIGNS. This Security Agreement and all obligations of Grantors hereunder shall be binding upon the successors and assigns of each Grantor and Agent and their respective successors and assigns (including in the case of any Grantor any debtor-in-possession on behalf of such Grantor). No Grantor may assign, sell, hypothecate or otherwise transfer any interest in or obligation under this Security Agreement without the rights and remedies of Agent, for the benefit of Agent and Lenders, hereunder, inure to the benefit of Agent and lenders, all future holders of any instrument evidencing any of the Obligations and their respective successors and assigns. No sales of participations, other sales, assignments, transfers or other dispositions of any agreement governing or instrument evidencing the Obligations or any portion thereof or interest therein shall in any manner impair the Lien granted to Agent, for the benefit of Agent and Lenders, hereunder. No Grantor may assign, sell, hypothecate or otherwise transfer any interest in or obligation under this Security Agreement.

          19. COUNTERPARTS. This Security Agreement may be executed in any number of separate counterparts, each of which shall collectively and separately constitute one agreement.

          20. GOVERNING LAW. THIS SECURITY AGREEMENT, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN THAT STATE AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. EACH GRANTOR HEREBY CONSENTS AND AGREES THAT THE STATE OR FEDERAL COURTS LOCATED IN NEW YORK COUNTY, CITY OF NEW YORK, NEW YORK SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN GRANTORS, AGENT AND LENDERS PERTAINING TO

THIS SECURITY AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS OR TO ANY MATTER ARISING OUT OF OR RELATING TO THIS SECURITY AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS; PROVIDED, THAT AGENT, LENDERS AND THE GRANTORS ACKNOWLEDGE THAT ANY APPEALS FROM THOSE COURTS MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE OF NEW YORK COUNTY; PROVIDED FURTHER, THAT NOTHING IN THIS SECURITY AGREEMENT SHALL BE DEEMED OR OPERATE TO PRECLUDE AGENT FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION TO REALIZE ON THE COLLATERAL OR ANY OTHER SECURITY FOR THE OBLIGATIONS, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF AGENT. EACH GRANTOR EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND EACH GRANTOR HEREBY WAIVES ANY OBJECTION THAT SUCH GRANTOR MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS AND HEREBY CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT. EACH GRANTOR HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS, COMPLAINT AND OTHER PROCESS ISSUED IN ANY SUCH ACTION OR SUIT AND AGREES THAT SERVICE OF SUCH SUMMONS, COMPLAINTS AND OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO SUCH GRANTOR AT THE ADDRESS SET FORTH IN ANNEX I OF THE CREDIT AGREEMENT AND THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON THE EARLIER OF SUCH GRANTOR'S ACTUAL RECEIPT THEREOF OR 3 DAYS AFTER DEPOSIT IN THE UNITED STATES MAILS, PROPER POSTAGE PREPAID.

          21. WAIVER OF JURY TRIAL. BECAUSE DISPUTES ARISING IN CONNECTION WITH COMPLEX FINANCIAL TRANSACTIONS ARE MOST QUICKLY AND ECONOMICALLY RESOLVED BY AN EXPERIENCED AND EXPERT PERSON AND THE PARTIES WISH APPLICABLE STATE AND FEDERAL LAWS TO APPLY (RATHER THAN ARBITRATION RULES), THE PARTIES DESIRE THAT THEIR DISPUTES BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS. THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM AND OF ARBITRATION, THE PARTIES HERETO WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT, OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, AMONG AGENT, LENDERS AND ANY GRANTOR ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH, THIS SECURITY AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS OR THE TRANSACTIONS RELATED THERETO.

          22. SECTION TITLES. The Section titles contained in this Security Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

          23. NO STRICT CONSTRUCTION. The parties hereto have participated jointly in the negotiation and drafting of this Security Agreement. In the event an ambiguity or question of intent or interpretation arises, this Security Agreement shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Security Agreement.

          24. ADVICE OF COUNSEL. Each of the parties represents to each other party hereto that it has discussed this Security Agreement and, specifically, the provisions of Section 20 and Section 21, with its counsel.

          25. BENEFIT OF LENDERS. All Liens granted or contemplated hereby shall be for the benefit of Agent, individually, and Lenders, and all proceeds or payments realized from Collateral in accordance herewith shall be applied to the Obligations in accordance with the terms of the Credit Agreement.

          26. ADDITIONAL GRANTORS. The initial Grantors hereunder shall be the Credit Parties as are signatories hereto on the date hereof. From time to time subsequent to the date hereof, additional direct and indirect Subsidiaries of the Grantors may become parties hereto, as additional Grantors (each, an "Additional Grantor"), by executing a counterpart of this Security Agreement substantially in the form of Exhibit B attached hereto. Upon delivery of any such counterpart to Agent, notice of which is hereby waived by the Grantors, each Additional Grantor shall be a Grantor and shall be as fully a party hereto as if such Additional Grantor were an original signatory hereto. Each Grantor expressly agrees that its Obligations arising hereunder shall not be affected or diminished by the addition or release of any other Grantor hereunder nor by any election of Agent not to cause any Subsidiary of any Grantor to become an Additional Grantor hereunder. This Security Agreement shall be fully effective as to any Grantor that is or becomes a party hereto regardless of whether any other Person becomes or fails to become or ceases to be a Grantor hereunder.

     27. Intercreditor Agreements. The Lenders have agreed, among themselves, that the Lien created in favor of the holders of A Obligations shall be prior and superior to any Lien or other interests created in favor of or held by the holders of the B Obligations in respect of the Collateral, such priority as between the holders of the A Obligations and the holders of the B Obligations, shall give the holders of the A Obligations all the rights, powers and privileges of a first priority secured creditor under the Code, other applicable law and otherwise in respect of the Collateral, with the rights, powers and privileges of holders of the B Obligations in respect of the Collateral being subject to and subordinate to the Lien for the benefit of the holders of the A Obligations. The application and receipt of Proceeds of Collateral are subject to the provisions of Section

1.18 of the Credit Agreement. The Lien priorities provided herein and in the Collateral Documents shall not be altered or otherwise affected by any modification, renewal, restatement, extension or refinancing of any Obligations. The Lenders acknowledge and consent to the granting of the Liens on the Collateral as provided for herein and shall not (and hereby waive any right to) contest in any proceeding the validity, priority or enforceability of the Lien on the Collateral of the holders of A Obligations. The provisions of this
Section 27 and the rights and benefits hereof shall inure solely to the benefit of the Lenders and their respective successors and permitted assigns and no other Person (including, without limitation, the Credit Parties) shall have or be entitled to assert rights or benefits under this Section 27.

          IN WITNESS WHEREOF, each of the parties hereto has caused this Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.

                                                COYNE INTERNATIONAL ENTERPRISES
                                                CORP.

                                                By:_____________________________

                                                Name:___________________________

                                                Title:__________________________



                                                BLUE RIDGE TEXTILE MANUFACTURING
                                                INC.

                                                By:_____________________________

                                                Name:___________________________

                                                Title:__________________________



                                                OHIO GARMENT RENTAL, INC.

                                                By:_____________________________

                                                Name:___________________________

                                                Title:__________________________



                                                GENERAL ELECTRIC CAPITAL
                                                CORPORATION, as Agent

                                                By:_____________________________

                                                Name:___________________________

                                                Its: Duly Authorized Signatory

                                   SCHEDULE A

                              TO SECURITY AGREEMENT


                             COMMERCIAL TORT CLAIMS

                                   SCHEDULE I
                                       to
                               SECURITY AGREEMENT


                              FILING JURISDICTIONS

                                   SCHEDULE II
                                       to
                               SECURITY AGREEMENT


                                  INSTRUMENTS,
                                  CHATTEL PAPER
                                       AND
                             LETTER OF CREDIT RIGHTS

                          [to be completed by Grantors]

                                  SCHEDULE III
                                       to
                               SECURITY AGREEMENT


                  SCHEDULE OF OFFICES, LOCATIONS OF COLLATERAL
                   AND RECORDS CONCERNING GRANTORS' COLLATERAL

State legal name, entity type, state of incorporation and Charter ID# for each
Grantor:

-------------------------------------------------------------------------------------------
                                                            Domestic
Name of Entity                               Entity Type  Jurisdiction   Charter ID #
-------------------------------------------------------------------------------------------
Coyne International Enterprises Corp.        Corporation    New York
-------------------------------------------------------------------------------------------
Blue Ridge Textile Manufacturing Inc.        Corporation     Georgia
-------------------------------------------------------------------------------------------
Ohio Garment Rental, Inc.                    Corporation      Ohio
-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------

Chief Executive Office and principal place of business of each Grantor:

               The Chief Executive Office for each Grantor is [__________]. The principal place of business each Grantor is [___________].

Corporate Offices of each Grantor:

               The corporate offices for each Grantor is [__________].


Warehouses:

         1.

         2.

         3.

         4.

         5.

         6.

         7.

Other Premises at which Collateral is Stored or Located:

         1.


Locations of Records Concerning Collateral:

                          [to be completed by Grantors]

                                   SCHEDULE IV
                                       to
                               SECURITY AGREEMENT


                       PATENTS, TRADEMARKS AND COPYRIGHTS


                          [to be completed by Grantors]

                                   SCHEDULE V
                                       to
                               SECURITY AGREEMENT


                           Motor Vehicle
Name of Grantor              Make/Model           Model Year            VIN
---------------              ----------           ----------            ---


                          [to be completed by Grantors]

                                    EXHIBIT A


                                POWER OF ATTORNEY

               This Power of Attorney is executed and delivered by _______________________, a _____________________ corporation ("Grantor") to
General Electric Capital Corporation, a Delaware corporation (hereinafter referred to as "Attorney"), as Agent for the benefit of Agent and the Lenders, under a Credit Agreement and a Security Agreement, both dated as of [__________ __], 2002 and other related documents (the "Loan Documents"). No person to whom this Power of Attorney is presented, as authority for Attorney to take any action or actions contemplated hereby, shall be required to inquire into or seek confirmation from Grantor as to the authority of Attorney to take any action described below, or as to the existence of or fulfillment of any condition to this Power of Attorney, which is intended to grant to Attorney unconditionally the authority to take and perform the actions contemplated herein, and Grantor irrevocably waives any right to commence any suit or action, in law or equity, against any person or entity which acts in reliance upon or acknowledges the authority granted under this Power of Attorney. The power of attorney granted hereby is coupled with an interest, and may not be revoked or canceled by Grantor without Attorney' s written consent.

               Grantor hereby irrevocably constitutes and appoints Attorney (and all officers, employees or agents designated by Attorney), with full power of substitution, as Grantor's true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of Grantor and in the name of Grantor or in its own name, from time to time in Attorney's discretion, to take any and all appropriate action and to execute and deliver any and all documents and instruments which may be necessary or desirable to accomplish the purposes of the Loan Documents and, without limiting the generality of the foregoing, Grantor hereby grants to Attorney the power and right, on behalf of Grantor, without notice to or assent by Grantor, and at any time, to do the following: (a) change the mailing address of Grantor, open a post office box on behalf of Grantor, open mail for Grantor, and ask, demand, collect, give acquittances and receipts for, take possession of, endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications, and notices in connection with any property of Grantor; (b) effect any repairs to any asset of Grantor, or continue or obtain any insurance and pay all or any part of the premiums therefor and costs thereof, and make, settle and adjust all claims under such policies of insurance, and make all determinations and decisions with respect to such policies; (c) pay or discharge any taxes, liens, security interests, or other encumbrances levied or placed on or threatened against Grantor or its property;
(d) defend any suit, action or proceeding brought against Grantor if Grantor does not defend such suit, action or proceeding or if Attorney believes that Grantor is not pursuing such defense in a manner that will maximize the recovery to Attorney, and settle, compromise or adjust any suit, action, or proceeding described above and, in connection therewith, give such discharges or releases as Attorney may deem appropriate; (e) file or prosecute any claim, litigation, suit or proceeding in any court of competent jurisdiction or before any arbitrator, or take any other action otherwise deemed appropriate by Attorney for the purpose of collecting any and all such moneys due to Grantor whenever payable and to enforce any other right in respect of Grantor's property; (f) cause the certified public accountants then engaged by Grantor to prepare and deliver to Attorney at any time and from time to time, promptly upon Attorney's request, the following reports: (1) a reconciliation of all accounts, (2) an aging of all accounts, (3) trial balances, (4) test verifications of such accounts as Attorney may request, and (5) the results of each physical verification of inventory; (g) communicate in its own name with any party to any Contract with regard to the assignment of the right, title and interest of such Grantor in and under the Contracts and other matters relating thereto; (h) to file such financing statements with respect to the Security Agreement, with or without Grantor's signature, or to file a photocopy of the Security Agreement in substitution for a financing statement, as the Agent may deem appropriate and to execute in Grantor's name such financing statements and amendments thereto and continuation statements which may require the Grantor's signature; and (i) execute, in connection with any sale provided for in any Loan Document, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral and to otherwise direct such sale or resale, all as though Attorney were the absolute owner of the property of Grantor for all purposes, and to do, at Attorney's option and Grantor's expense, at any time or from time to time, all acts and other things that Attorney reasonably deems necessary to perfect, preserve, or realize upon Grantor's property or assets and Attorney's Liens thereon, all as fully and effectively as Grantor might do. Grantor hereby ratifies, to the extent permitted by law, all that said Attorney shall lawfully do or cause to be done by virtue hereof.

               IN WITNESS WHEREOF, this Power of Attorney is executed by Grantor, and Grantor has caused its seal to be affixed pursuant to the authority of its board of directors this _____________ day of ______________________.

                                           [               GRANTOR             ]
                                            -----------------------------------


                                           By:__________________________________
                                           Name:________________________________
                                           Title:_______________________________

                            NOTARY PUBLIC CERTIFICATE

               On this _____ day of ______________, 200_, [officer's name] who is personally known to me appeared before me in his/her capacity as the [title] of [Grantor] ("Grantor") and executed on behalf of Grantor the Power of Attorney in favor of General Electric Capital Corporation to which this Certificate is attached.


                                              __________________________________
                                              Notary Public

{seal}

                                    EXHIBIT B


                        COUNTERPART TO SECURITY AGREEMENT

               This counterpart, dated _________,200__, is delivered pursuant to
Section 26 of that certain Security Agreement dated as of ___________ __, 2002 (as from time to time amended, modified or supplemented, the "Security Agreement"; the terms defined therein and not otherwise defined herein being used as therein defined), among Coyne, Blue Ridge, Ohio Garment Rental, Inc. as Grantors and General Electric Capital Corporation, as Agent. The undersigned hereby agrees (i) that this counterpart may be attached to the Security Agreement, and (ii) that the undersigned will comply with and be subject to, including representations and warranties, all the terms and conditions of the Security Agreement as if it were an original signatory thereto.

                                            [NAME OF ADDITIONAL GRANTOR]



                                            By:_________________________________
                                               Name:
                                               Title: